Supplement to the
Fidelity Advisor® High Income Advantage Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2023
Summary Prospectus
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.71%A,B	0.70%A,B	0.72%A,B	0.71%A,B	0.61%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.00%B	0.00%B	0.01%B	0.00%B	0.00%B
Acquired fund fees and expenses	0.27%C	0.27%C	0.27%C	0.27%C	0.27%C
Total annual operating expenses	1.23%	1.22%	2.00%	0.98%	0.88%
Fee waiver and/or expense reimbursement	0.02%D	0.02%D	0.02%D	0.02%D	0.02%D
Total annual operating expenses after fee waiver and/or expense reimbursement	1.21%C	1.20%C	1.98%C	0.96%C	0.86%C

A	The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.18% for Class A, 0.18% for Class M, 0.20% for Class C, 0.18% for Class I, and 0.08% for Class Z was previously charged under the services agreements.
B	Adjusted to reflect current fees.
C	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses after waivers and/or expense reimbursements are 0.98%, 0.97%, 1.75%, 0.73% and 0.63% for Class A, Class M, Class C, Class I and Class Z, respectively.

D The fund may invest in a business development company (BDC) advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. The Adviser has contractually agreed to waive its management fee or reimburse the fund, as applicable, with respect to the portion of the fund’s assets invested in such BDC. This arrangement is in effect through February 28, 2025.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$518	$518	$517	$517	$301	$201	$98	$98	$88	$88
3 years	$772	$772	$769	$769	$625	$625	$310	$310	$278	$278
5 years	$1,046	$1,046	$1,041	$1,041	$1,076	$1,076	$539	$539	$485	$485
10 years	$ 1,827	$ 1,827	$ 1,816	$ 1,816	$ 2,127	$ 2,127	$ 1,199	$ 1,199	$ 1,082	$ 1,082

HY-SUSTK-0724-105	July 10, 2024
1.9881399.105